UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement.

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X] Definitive Proxy Statement.

[  ] Definitive Additional Materials.

[  ] Soliciting Material Pursuant to §240.14a-12.

GREENPRO CAPITAL CORP.

(Name of Registrant As Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X].	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c−5(g) and 0−11.

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0−1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Greenpro Capital Corp.

Room 1701-1703, 17/F, The Metropolis Tower
10 Metropolis Drive
Hung Hom, Kowloon, Hong Kong

NOTICE OF ANNUAL

MEETING OF STOCKHOLDERS

To Be Held On June 6, 2018

Dear Stockholders:

You are hereby notified that the Annual Meeting of Stockholders of Greenpro Capital Corp., a Nevada corporation (together with its subsidiaries, the “Company, “we”, “us” or “our”), will be held at 10:00 a.m. (GMT+8) on Wednesday, June 6, 2018, at the offices of Room 1701-1703, 17/F, The Metropolis Tower, 10 Metropolis Drive, Hung Hom, Kowloon, Hong Kong, for the following purposes:

1.	To elect the Board of Directors. The Board intends to present for election the following seven nominees: (1) Lee, Chong Kuang, (2) Loke Che Chan, Gilbert, (3) How, Kok Choong, (4) Chuchottaworn, Srirat, (5) Hee, Chee Keong, (6) Shum, Albert, and (7) Chin, Kiew Kwong;

2.	To ratify the appointment of Weinberg & Company P.A. (“Weinberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees to our Board, “FOR” Proposal 2 and that you allow our representatives to vote the shares represented by your proxy as recommended by our Board of Directors.

Our Board of Directors has fixed the close of business on April 13, 2018 as the record date for the determination of stockholders entitled to vote at the Annual Meeting, and only holders of record of shares of Common Stock at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

Only stockholders and guests of the Company may attend and be admitted to the Annual Meeting. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement that confirms that you are the beneficial owner of those shares.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to be present at the Annual Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Annual Meeting.

By Order of the Board of Directors of
Greenpro Capital Corp.

/s/ Lee Chong Kuang
Lee Chong Kuang
Chief Executive Officer

April 17, 2018

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Greenpro Capital Corp.

Room 1701-1703, 17/F, The Metropolis Tower

10 Metropolis Drive

Hung Hom, Kowloon, Hong Kong

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 6, 2018

The enclosed Proxy is solicited by the Board of Directors (the “Board of Directors”) of Greenpro Capital Corp, a Nevada corporation, for use at our Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, June 6, 2018 at the offices of Room 1701-1703, 17/F, The Metropolis Tower, 10 Metropolis Drive, Hung Hom, Kowloon, Hong Kong and any adjournments thereof. The Board of Directors has set the close of business on April 13, 2018, as the record date (the “Record Date”) for the determination of stockholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person. It is anticipated that this Proxy Statement will be mailed to our stockholders on or about April 20, 2018. References to the “Company,” “us,” “we,” or “our,” refer to Greenpro Capital Corp.

The Annual Meeting is for the purpose of considering and voting:

1.	To elect the Board of Directors. The Board intends to present for election the following seven nominees: (1) Lee, Chong Kuang, (2) Loke Che Chan, Gilbert, (3) How, Kok Choong, (4) Chuchottaworn, Srirat, (5) Hee, Chee Keong, (6) Shum, Albert, and (7) Chin, Kiew Kwong;

2.	To ratify the appointment of Weinberg & Company P.A. (“Weinberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

In the event that a quorum is not present at the annual meeting, you may also be asked to vote upon a proposal to adjourn or postpone the annual meeting to solicit additional proxies.

Record Date

Only stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 53,233,960 shares of our Common Stock, par value $.0001 per share (“Common Stock”), were issued and outstanding. The holders of our Common Stock are entitled to one vote per share.

Voting Rights and Quorum

Each share of our common stock is entitled to one vote. The presence in person or representation by proxy of holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a quorum at the annual meeting. If a share is represented for any purpose at the meeting, it is deemed to be present for the transaction of all business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event that a quorum is not present at the annual meeting, it is expected that the annual meeting will be adjourned or postponed to solicit additional proxies.

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Vote Required

Each item to be acted upon at the meeting requires the affirmative vote of the holders of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the item, assuming that a quorum is present or represented at the meeting. Directors are elected by a plurality of the votes cast by stockholders entitled to vote for directors at the Meeting.

A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, and will have the same effect as a vote cast against such director. With respect to the other proposal, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, an abstention will have the same effect as a vote cast against a proposal. Under Nevada law, a broker non-vote will be treated as not being voted and will have the same effect as a vote cast against a proposal.

A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner, your broker, bank, or other holder of record has discretion to vote your shares on the proposal to ratify the appointment of Weinberg as our independent registered public accounting firm if the holder of record does not receive voting instructions from you. However, such holder of record may not vote your shares on the election of directors without your voting instructions on those proposals. Accordingly, without your voting instructions on those proposals, a broker non-vote will occur. We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the annual meeting.

Voting and Revocation of Proxies

After carefully reading and considering the information contained in this proxy statement, you may attend the annual meeting and vote your shares in person, by telephone or over the Internet. You may also grant your proxy to vote by returning a signed, dated and marked proxy card, by telephone or over the Internet.

Unless you specify to the contrary, all of your shares represented by valid proxies will be voted

●	“FOR” all director nominees; and

●	“FOR” the appointment of Weinberg as our independent registered public accounting firm; and

The persons you name as proxies may propose and vote for one or more adjournments or postponements of the annual meeting, including adjournments or postponements to permit further solicitations of proxies. Such proxy holders may also vote in its discretion on any other matters that properly come before the annual meeting.

Until exercised at the annual meeting, you can revoke your proxy and change your vote in any of the following ways:

●	by delivering written notification to us at our principal executive offices at Room 1701-1703, 17/F, The Metropolis Tower, 10 Metropolis Drive, Hung Hom, Kowloon, Hong Kong, Attention: Corporate Secretary;

●	by changing your vote or revoking your proxy by telephone or over the Internet;

●	if you hold shares in your name, by attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

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●	if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions; or

●	if you hold shares in street name with your broker or by a nominee, by obtaining a legal proxy from the institution that holds your shares, attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

If you decide to vote by completing, signing, dating and returning a proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy.

Solicitation of Proxies

The accompanying proxy is being solicited by our Board of Directors. The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, expects to pay approximately $3,000 to such solicitation firm.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth, as of April 13, 2018, certain information concerning the beneficial ownership of our common stock by (i) each stockholder known by us to own beneficially five percent or more of our outstanding common stock or series a common stock; (ii) each director; (iii) each named executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within sixty (60) days through the conversion or exercise of any convertible security, warrant, option, or other right. More than one (1) person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within sixty (60) days, by the sum of the number of shares outstanding as of such date. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(2)

Officers and Directors

Lee Chong Kuang(3) President, Chief Executive Officer and Director	20,099,600	37.76%

Loke Che Chan Gilbert Chief Financial Officer and Director	18,438,450	34.64%

Chuchottaworn Srirat Independent Director	1,221,500	2.29%

Hee Chee Keong Independent Director	0	0%

Shum Albert Independent Director	0	0%

Chin Kiew Kwong Independent Director	0	0%

How Kok Choong Independent Director	55,400	0.10%

All officers and directors as a group (7 persons named above)	39,814,950	74.79%

(1)	Except as otherwise set forth below, the address of each beneficial owner is Room 1701-1703, 17/F, The Metropolis Tower, 10 Metropolis Drive, Hung Hom, Kowloon, Hong Kong.

(2)	Based on 53,233,960 shares of common stock outstanding as of April 13, 2018, together with securities exercisable or convertible into shares of common stock within 60 days of April 13, 2018. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of April 13, 2018, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Represents 18,438,450 shares held directly by Mr. Lee Chong Kuang and 1,661,150 shares held by his spouse Yap Pei Ling.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors has approved the persons named below as nominees for election to our Board of Directors. All nominees presently serve as directors. Proxies will be voted for the election as directors for the ensuing year of the persons named below (or if for any reason unavailable, of such substitutes as our Board of Directors may designate). Our Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Nominee Name	Age	Positions and Offices

Lee, Chong Kuang	44	President, Chief Executive Officer, Chairman of the Board
Loke, Che Chan Gilbert	63	Chief Financial Officer, Secretary, Treasurer, Director
Chuchottaworn, Srirat	49	Director
Hee, Chee Keong (1)	46	Director
Shum, Albert (1)(2)(3)	58	Director
Chin, Kiew Kwong (1)(2)(3)	46	Director
How, Kok Choong	54	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Lee, Chong Kuang, age 44, has served as our Chief Executive Officer, President and Chairman of the Board since July 19, 2013. From 2003 until January 2015, Mr. Lee served as a director of Asia UBS Global Ltd, a Hong Kong company, which he founded in 2003. He served as director, Chief Financial Officer and Treasurer of Odenza Corp. from February 4, 2013 to April 29, 2016. He also served as the Chief Financial Officer and director of Moxian Corporation from October 2012 until December 2014. Mr. Lee served as director of Greenpro Talents Ltd. from November 16, 2015 to June 6, 2017. Mr. Lee served as director of GC Investment Management Limited, which is the investment manager of Greenpro Asia Strategic SPC, since April 6, 2016. From 1997 to 2000, Mr. Lee worked at K. Y. Ho & Co, Chartered Accountants. He began his professional career with Siva Tan & Co., a Chartered Accountant firm in Malaysia in 1995 where he remained until 1997. As a qualified member of the ACCA and Malaysia Institute of Accountants, Mr. Lee earned his professional qualification from the Hong Kong Institute of Certified Public Accountants and extended his professional services covering accounting, tax, corporate structuring planning with special focus in cross-border client nature, in addition to his accounting software businesses. Mr. Lee established the Cross Border Business Association (CBBA) – a NGO (Non-Government Organization) established under Hong Kong Society Act - to provide information and professional advice in Cross Border Business for its investment members. For the Cross Border Investment especially in the mining resources companies which are growing fast since 2011, Mr. Lee continues to support its clients by using cloud platform to strengthen its clientele through the use of technology advancement and models such as SaaS, PaaS, etc., for accounting and management solution purposes. Mr. Lee brings to the board of directors business leadership, corporate strategy and accounting and financial expertise.

Loke, Che Chan Gilbert, age 63, has served as our Chief Financial Officer, Treasurer and Director since inception on July 19, 2013. Mr. Loke has extensive knowledge in accounting and has been an accountant for more than 30 years. He was trained and qualified with UHY (formerly known as Hacker Young), Chartered Accountants, one of the large accounting firms based in London, England between 1980 and 1988. His extensive experience in auditing, accounting, taxation, SOX compliance and corporate listing has prompted him to specialize in corporate advisory, risk management and internal controls serving those small medium-sized enterprises. From September 1999 until June 2013, Mr. Loke served as an adjunct lecturer in ACCA P3 Business Analysis at HKU SPACE (HKU School of Professional and Continuing Education), which is an extension of the University of Hong Kong and provides professional and continuing education. Mr. Loke worked as an independent, non-executive director of ZMay Holdings Limited, a public company listed on the Hong Kong Stock Exchange from January 2008 to July 2008 and as Chief Financial Officer for Asia Properties Inc. from May 31, 2011 to March 28, 2012 and Sino Bioenergy Inc., with both companies listed on the OTC Markets in the US, from 2011 to 2012. Mr. Loke has served as the Chief Executive Officer and a director of Greenpro Resources Corporation since October 16, 2012. He has also served the Chief Executive Officer and a director of Moxian Corporation from October 2012 until December 2014. Mr. Loke served as an independent director of Odenza Corp. from February 2013 to May 2015. He has also served as the Chief Financial Officer, Secretary, Treasurer, and a director of CGN Nanotech, Inc. from September 4, 2014 to September 28, 2016.

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Mr. Loke served as director of Greenpro Talents Ltd. from November 16, 2015 to June 6, 2017. Mr. Loke served as director of GC Investment Management Limited, which is the investment manager of Greenpro Asia Strategic SPC, since April 6, 2016. Mr. Loke earned his degree of MBA from Bulacan State University, Philippines, and earned his professional accountancy qualifications from the ACCA, AIA and HKICPA. He also earned other professional qualifications from the HKICS, ICSA as Chartered Secretary, FPAM - Malaysia as Certified Financial Planner, ATIHK as tax adviser in Hong Kong and CWM Institute as Chartered Wealth Manager in Hong Kong. Mr. Loke brings to the board of directors accounting and financial expertise and business leadership.

Chuchottaworn, Srirat, age 49, joined us as an Independent Director on October 18, 2015. Ms. Chuchottaworn has more than 20 years in the IT and consulting business. In 1997, she became an SAP consultant for finance and controlling (FI/CO) and held a certificate of FI/CO. In 2004, she found I AM Group and has been the group director since then. She is an experienced project manager and holds multiple SAP certifications. She obtained a Bachelor Degree in Engineer from the King Monkut’s Institute of Technology Ladkrabang and Master of Science in Information Technology from the Chulalongkorn University. Ms. Chuchottaworn brings to the board of directors business leadership and experience and familiarity with conducting business in Thailand.

Hee, Chee Keong, age 46, joined us as an Independent Director of the Company on March 14, 2016. From June 2014 to October 2015, Mr. Hee served as the Chief Financial Officer of Galasys Plc. From June 2013 to September 2014, he served as the Chief Financial Officer of Apple Green Holding, Inc. (formerly called Blue Sun Media, Inc). Mr. Hee was the Finance Director and Non-Independent & Non-Executive Director at NetX Holdings Berhad (known as Global Soft Berhad) from November 2004 to January 2009 and January 2009 to June 2013, respectively. Mr. Hee is a Chartered Accountant of the Malaysian Institute of Accountants (MIA) and a fellow member of Association of Chartered Certified Accountants (FCCA). He has more than 18 years of working experience in both private and public companies. Mr. Hee has also worked as the Group Accountant and Principal Accounting Officer in his career. During the course of his career, Mr. Hee was involved in various industries, including accounting, information technology, manufacturing, trading, property, construction, leisure and entertainment. He has hands-on experience with the due diligence process, IPOs, issuance of warrants, corporate and debt restructuring in different fields and industries especially in accounting and finance. He brings to the board of directors deep finance, audit and business experience.

Shum, Albert, age 58, joined us as an Independent Director of the Company on March 14, 2016. Mr. Shum is a certified Project Management Practitioner with over 30 years of experience in leading projects and people, implementing and overseeing technology programs, and administering all facets of technology initiatives. Mr. Shum has served as the Global Head of IT (ADM) in the Intertrust Group since May 2010, where he was responsible for leading the delivery of core information technology services through a global team to business units across more than twenty jurisdictions. Mr. Shum was fully accountable for the implementation of professional and effective solutions to ensure that the underlying functions, coupled with effective internal controls and worked together with the business to achieve its overall strategy across all locations. Prior to that time, Mr. Shum served as the Chief Information Officer in the South China Morning Post Group from January 2007 to March 2010 and the Regional CIO for Schindler Group from October 2000 to December 2006. Mr. Shum holds a Bachelor Degree of Business Administration from Pacific States University, USA, a Diploma in Computer Science from the Computer Learning Institute, USA and had attended program for Executive Development at IMD business school in Lausanne, Switzerland. Mr. Shum brings to the board of directors his wide experience in internal controls and information technology.

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Chin, Kiew Kwong, age 46, joined us as an Independent Director of the Company on March 14, 2016. Mr. Chin has served as a Group Agency Manager at Public Mutual Berhad since 2005, a company listed on the Bursa, Stock Exchange of Malaysia which is a provider of private unit trust company and private retirement scheme (PRS) in Malaysia. He is a project leader and marketing expert in leading more than 100 unit trust consultants for the past 10 years. He was frequently awarded by the Great Eastern Assurance from 1997 to 2004 and Public Mutual Berhad Achievement since 2005. Mr. Chin was a Post graduate in computer studies from Informatics College, Kuala Lumpur in 1993. He is also a Certified NLP Practitioner and has vast experience in the fields of IT services, finance and unit trust since 1991. Mr. Chin brings to the board of directors his broad business and management experience.

How, Kok Choong, age 54, joined us as an Independent Director of the Company on December 7, 2016. Mr. How earned a Master and Doctorate in Business Administrative from Newport University, USA. He is also a Fellow Member of Chartered Institute of Management in UK and a Fellow Member of Canadian Chartered Institute of Business Administration in Canada. Mr. How has extensive knowledge in business management for more than 20 years. Since 1993, Mr. How has served as CEO of San Hin Group which is a strong group of companies ranging from property development, civil & building construction, machinery & transportation, ready mixed concrete and shopping complex management in Malaysia. Since 1994, he has also served as managing director of Wawasan Saga, Kota Kinabalu which is a shopping complex with hotel at the heart of Kota Kinabalu, Malaysia. Since 1997, he has served as a group CEO of Tang Dynasty Hotel Group which is the largest chain hotel in Sabah, Malaysia. In 2004, Mr. How started to work as Global president of AGAPE Superior Living International Group which is a leading health and wellness company in nine countries. Since 2010, he has worked as president of TH3 Holdings Sdn. Bhd. which specializes in IT, academy, online education, mobile App, e-Commerce and digital marketing. Since June, 2016, Mr. How has served as CEO, director of Agape ATP Corporation, a company which provides health solution advisory services.

In Malaysia, he received Outstanding Asian Community Contribution Award in 2011, Malaysia Top Team 50 Enterprise Award in 2011, The Contributor Award (Medical and Health Research) in 2012, “Man of The Year” in Worldwide Excellence Award in 2015 and “Man of The Year” in McMillan Global Award in 2016. Mr. How brings to the board of directors his business leadership and experience in a wide range of industries.

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CORPORATE GOVERNANCE

Director Independence

The board of directors has reviewed the independence of our directors, applying the NASDAQ independence standards. Based on this review, the board of directors determined that each of Chuchottaworn Srirat, Hee Chee Keong, Shum Albert, Chin Kiew Kwong and How Kok Choong are independent within the meaning of the NASDAQ rules. In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Meetings

During calendar year 2017, our Board held seven meetings and acted by written consent seven times. Each director attended all Board meetings and applicable committee meetings held during calendar year 2017. The work of the Company’s directors is performed not only at meetings of the Board, but also by consideration of the Company’s business through the review of documents and in numerous communications among Board members and others.

Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the stockholders. We expect all of our directors to attend our 2018 Annual Stockholders Meeting,

Committees of Our Board

Audit Committee

Our Audit Committee was established on March 23, 2016 and is comprised of three of our independent directors: Hee Chee Keong (Chairman), Shum Albert and Chin Kiew Kwong. Hee Chee Keong qualifies as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. The Audit Committee held four meetings during 2017, and took action by written consent on four occasions.

According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ, and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c). A copy of the Audit Committee Charter is available on our website at http://www.greenprocapital.com. The Audit Committee Charter describes the primary functions of the Audit Committee, including the following:

●	Oversee the Company’s accounting and financial reporting processes;

●	Oversee audits of the Company’s financial statements;

●	Discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

●	Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements.

●	Recommend to the board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

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●	Meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

●	Be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;

●	Take, or recommend that the board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and

●	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. It has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2017. Our Annual Report on Form 10-K was filed with the SEC on April 13, 2017.

Submitted by members of the Audit Committee:

Hee Chee Keong (Chairman)

Shum Albert

Chin Kiew Kwong

Compensation Committee

Our Compensation Committee was established on March 17, 2017 and currently consists of Mr. Chin Kiew Kwong and Mr. Shum Albert. Mr. Chin Kiew Kwong serves as chair of the Compensation Committee. The Compensation Committee did not meet in person at any time during 2017, but did act by written consent on two occasions. The Compensation Committee will be responsible for, among other matters:

●	reviewing and approving, or recommending to the board of directors to approve the compensation of our CEO and other executive officers and directors reviewing key employee compensation goals, policies, plans and programs;

●	administering incentive and equity-based compensation;

●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●	appointing and overseeing any compensation consultants or advisors.

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Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee was established on March 17, 2017 and currently consists of Mr. Shum Albert and Mr. Chin Kiew Kwong. Mr. Shum Albert serves as chair of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee did not meet in person at any time during 2017, but did act by written consent on two occasions. The Corporate Governance and Nominating Committee will be responsible for, among other matters:

●	selecting or recommending for selection candidates for directorships;

●	evaluating the independence of directors and director nominees;

●	reviewing and making recommendations regarding the structure and composition of our board and the board committees;

●	developing and recommending to the board corporate governance principles and practices;

●	reviewing and monitoring the Company’s Code of Business Conduct and Ethics; and

●	overseeing the evaluation of the Company’s management.

Identifying and Evaluating Nominees

In considering candidates for membership on the Board of Directors, the Corporate Governance and Nominating Committee will take into consideration the needs of the Board of Directors and the candidate’s qualifications. The Corporate Governance and Nominating Committee will request such information as:

●	The name and address of the proposed candidate;

●	The proposed candidates resume or a listing of his or her qualifications to be a director of the Company;

●	A description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board and committee memberships;

●	A confirmation of such person’s willingness to serve as a director if selected by the Board of Directors; and

●	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company’s proxy statement if such person were a nominee.

Once a person has been identified by the Corporate Governance and Nominating Committee as a potential candidate, the Corporate Governance and Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Corporate Governance and Nominating Committee believes that the candidate has the potential to be a good candidate, the Corporate Governance and Nominating Committee would seek to gather information from or about the candidate, including through one or more interviews as appropriate and review his or her accomplishments and qualifications generally, including in light of any other candidates that the Corporate Governance and Nominating Committee may be considering. The Corporate Governance and Nominating Committee’s evaluation process does not vary based on whether the candidate is recommended by a shareholder.

The Corporate Governance and Nominating Committee will, from time to time, seek to identify potential candidates for director nominees and will consider potential candidates proposed by the Board of Directors and by management of the Company. There is no specific board diversity policy in place presently.

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Communications with Our Board

Stockholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of Greenpro Capital Corp.

c/o Corporate Secretary

Room 1701-1703, 17/F, The Metropolis Tower

10 Metropolis Drive

Hung Hom, Kowloon, Hong Kong

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

Board Leadership Structure and Role in Risk Oversight

Mr. Lee Chong Kuang holds the positions of chief executive officer and chairman of the board of the Company. The board believes that Mr. Lee’s services as both chief executive officer and chairman of the board is in the best interest of the Company and its shareholders. Mr. Lee possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees and customers.

The board has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call and plan their executive sessions collaboratively and, between meetings of the Board, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors.

Management is responsible for assessing and managing risk, subject to oversight by the board of directors. The board oversees our risk management policies and risk appetite, including operational risks and risks relating to our business strategy and transactions. Various committees of the board assist the board in this oversight responsibility in their respective areas of expertise.

●	The Audit Committee assists the board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The audit committee further discusses Greenpro policies with respect to risk assessment and management with respect to financial reporting.

●	The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

●	The Corporate Governance and Nominating Committee overviews risks relating to our governance policies and initiatives.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

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No executive officer or director has been involved in the last ten years in any of the following:

●	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

●	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Certain Relationships And Related Transactions

Except as set forth below, we have not been a party to any transaction since January 1, 2016, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Our policy is that a contract or transaction either between the Company and a director, or between a director and another company in which he is financially interested is not necessarily void or void-able if the relationship or interest is disclosed or known to the board of directors and the board of directors is entitled to vote on the issue.

Transactions with certain companies which Greenpro Venture Capital Limited owns certain percentage of their company shares and companies that we have determined that we can significantly influence based on our common business relationships.

Related party transactions amounted to $329,645 and $406,631 for the years ended December 31, 2017 and 2016, respectively, in service revenue and rental revenue.

Our related parties are those companies where Greenpro Venture Capital Limited owns a certain percentage of the shares of such companies, and companies that we have determined that we can significantly influence based on our common business relationships. One related party is under common control of Mr. Loke Che Chan, Gilbert, a director of the Company. All of these related party transactions are generally transacted at an arms-length basis at the current market value in the normal course of business.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms furnished to us and written representations by our officers and directors regarding their compliance with applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% stockholders were met during the year ended December 31, 2017.

EXECUTIVE COMPENSATION

Summary Compensation Table

Set forth below is information regarding the compensation paid during the year ended December 31, 2017 and 2016 to our principal executive officer and principal financial officer, who are collectively referred to as “named executive officers” elsewhere in this proxy statement.

Name and Principal Position	Year	Salary ($)	Total ($)

Lee Chong Kuang	2017	180,000	180,000
Chief Executive Officer and President	2016	180,000	180,000

Loke Che Chan Gilbert	2017	180,000	180,000
Chief Financial Officer, Treasurer and Secretary	2016	180,000	180,000

Employment Agreements

Each of Loke Che Chan Gilbert, our Chief Financial Officer, Secretary, and director, and Mr. Lee Chong Kuang, our Chief Executive Officer, signed new employment agreements on July 28, 2017. The new employment agreements came into effect on September 1, 2017 and will expire on August 31, 2020. The terms of the agreements are the same as that of the existing employment agreements.

Under the terms of the agreements, each of Messrs. Loke and Lee will receive a monthly salary equal to $13,000, and a monthly housing allowance of $2,000, both which may also be payable in Hong Kong Dollars.

Messrs. Loke and Lee are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with their services on our behalf. The employment agreements also contain normal and customary terms relating to confidentiality, indemnification, non-solicitation and ownership of intellectual property.

Outstanding Equity Awards At Fiscal Year-End

None.

Director Compensation

During our fiscal years ended December 31, 2017 and 2016, we provided $500 per month as compensation to our independent directors, including Hee Chee Keong, Shum Albert and Chin Kiew Kwong, who serve on the audit committee.

We currently have no plan for compensating our executive directors for their services in their capacity as directors, although we may elect to issue stock options or provide cash compensation to such persons from time to time in the future. However, we are compensating the independent directors who are serving in the audit committee. These independent directors in the audit committee are entitled to the reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Our Board of Directors unanimously recommends that you vote “FOR” all of the nominees listed above.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has appointed Weinberg & Company P.A. (“Weinberg”) to audit our consolidated financial statements for the fiscal year ending December 31, 2018. Weinberg has served as our independent registered public accounting firm since 2017. Anton & Chia, LLP (“A&C”) has served as our independent registered public accounting firm from fiscal 2015 to fiscal 2016. We do not expect representatives of Weinberg and A&C to be present at our annual meeting of the shareholders.

We are not required to submit the selection of our independent registered public accounting firm for stockholder approval. If the stockholders do not ratify the selection of Weinberg as our independent auditors for the fiscal year ending December 31, 2018, our Board of Directors will evaluate what would be in the best interests of the Company and our stockholders and consider whether to select new independent auditors for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent auditors.

Audit Fees

The following table sets forth the aggregate fees billed to the Company by its independent registered public accounting firms for the fiscal years ended December 31, 2017 and 2016. In late 2017, we engaged Weinberg as our principal accountant and dismissed A&C from that role. The change in the Company’s principal accountant was approved by the Company’s Audit Committee. The accounting fees and services charged by Weinberg and A&C for 2017 and 2016 are shown separately in the following two tables. Neither a representative of Weinberg nor A&C will be attending this year’s Annual Meeting.

Weinberg & Company P.A.

ACCOUNTING FEES AND SERVICES	2017	2016

Audit fees	$160,000	$106,000
Audit-related fees	-	-
Tax fees	$-	$-
All other fees	-	-

Total	$160,000	$106,000

Anton & Chia, LLP

ACCOUNTING FEES AND SERVICES	2017	2016

Audit fees	$37,500	$100,000
Audit-related fees	-	-
Tax fees	$-	$-
All other fees	-	-

Total	$37,500	$100,000

The category of “Audit fees” includes fees for our annual audit, quarterly reviews and services rendered in connection with regulatory filings with the SEC, such as the issuance of comfort letters and consents.

The category of “Audit-related fees” includes employee benefit plan audits, internal control reviews and accounting consultation.

The category of “Tax services” includes tax compliance, tax advice, tax planning.

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The category of “All other fees” generally includes advisory services related to accounting rules and regulations.

The policies and procedures contained in the Audit Committee Charter provide that the Committee must pre-approve the audit services, audit-related services and non-audit services provided by the independent auditor and the provision for such services by Anton & Chia, LLP and Weinberg & Company P.A. Certified Public Accountants were compatible with the maintenance of the firm’s independence in the conduct of its audits.

Pre-approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. Our Audit Committee has adopted certain pre-approval policies and procedures which were filed as Exhibit 99.2 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on March 30, 2016.

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify the appointment of Weinberg as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

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STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by Company by December 15, 2018. The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s board of directors for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by March 1, 2019. The form and substance of these proposals must satisfy the requirements established by the Company’s Bylaws and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

Additionally, stockholders who intend to present a stockholder proposal at the 2019 annual meeting must provide the Secretary of the Company with written notice of the proposal between 90 and 120 days prior to the one-year anniversary date of the 2018 annual meeting; provided, however, that if the 2019 annual meeting date is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary date of the 2018 annual meeting, then stockholders must provide notice within time periods specified in our Bylaws. Notice must be tendered in the proper form prescribed by our Bylaws. Proposals not meeting the requirements set forth in our Bylaws will not be entertained at the meeting.

DELIVERY OF PROXY MATERIALS

Our annual report to stockholders for the fiscal year ended December 31, 2017, including audited financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for fiscal 2017 are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the Securities and Exchange Commission at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact the Company’s Secretary at Room 1701-1703, 17/F, The Metropolis Tower, 10 Metropolis Drive, Hung Hom, Kowloon, Hong Kong or by telephone at +(852) 3111-7718. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage firm or bank.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

The Company’s common stock is listed on OTCMarket QB tier and trades under the symbol “GRNQ”.

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